________________________________________________

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

December 29, 2005

          GS Mortgage Securities Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-127620	13-3387389
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

85 Broad Street New York, New York	10004
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 902-1000

                                                            None

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

The Registrant registered issuances of Mortgage Pass-Through Certificates, Series 2005-9F on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended, by a Registration Statement on Form S-3 (Registration File No. 333-127620) (the “Registration Statement”).  Pursuant to the Registration Statement, the Registrant issued $842,574,205 aggregate principal amount of the Class 1A-1, Class 1A-2, Class 1A-3, Class 1A-4, Class 1A-5, Class 1A-6, Class 1A-7, Class 1A-8, Class 1A-9, Class 1A-10, Class 1A-11, Class 1A-12, Class 1A-13, Class 1A-14, Class 1A-15, Class 1A-16, Class 2A-1, Class  2A-2, Class  2A-3, Class  2A-4, Class 2A-5, Class 2A-6, Class 2A-7, Class 2A-8, Class 3A-1, Class 3A-2, Class 3A-3, Class 4A-1, Class 4A-2, Class 5A-1, Class 5A-2, Class 6A-1, Class 6A-2, Class 7A-1, Class 7A-2, Class 1A-P, Class 2A-P, Class 1A-X, Class 2A-X, Class 1-B1, Class 1-B2, Class 1-B3, Class 2-B1, Class 2-B2 and Class 2-B3 Certificates (the “Publicly Offered Certificates”) on December 29, 2005.  This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated November 17, 2005, as supplemented by the Prospectus Supplement dated December 27, 2005, as supplemented by the supplement to the prospectus supplement dated December 29, 2005, to file a copy of the Master Servicing and Trust Agreement (as defined below), as supplemented by the Trust Agreement Supplement (as defined below), and other operative agreements executed in connection with the issuance of the Publicly Offered Certificates, a form of which was filed as an exhibit to the Registration Statement.

The Publicly Offered Certificates were issued pursuant to a Master Servicing and Trust Agreement (the “Trust Agreement”), attached hereto as Exhibit 4.5.1, dated as of December 1, 2005, among GS Mortgage Securities Corp., as depositor, Wells Fargo Bank, N.A., as securities administrator and master servicer, JPMorgan Chase Bank, National Association, as custodian, and U.S. Bank National Association, as Trustee, which incorporates by reference the Standard Terms to Master Servicing and Trust Agreement, December 2005 Edition (the “Standard Terms”), attached hereto as Exhibit 4.5.2, and is supplemented by the Trust Agreement Supplement (the “Trust Agreement Supplement”), attached hereto as Exhibit 4.5.3, dated as of December 1, 2005, among GS Mortgage Securities Corp., as depositor, Wells Fargo Bank, N.A., as securities administrator and master servicer, and U.S. Bank National Association, as Trustee.  The “Certificates” consist of the Publicly Offered Certificates and the Class 1-B4, Class 1-B5, Class 1-B6, Class 2-B4, Class 2-B5, Class 2-B6, Class X, Class 1-R1, Class 2-R1, Class 3-R1 and Class UT-R Certificates.  The Certificates evidence all of the beneficial ownership interest in a trust fund that consists primarily of a pool of certain conventional, fixed rate, residential mortgage loans with an aggregate outstanding principal balance of approximately $823,402,712 as of December 1, 2005, together with certain other assets.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement and the Standard Terms.

Item 9.01.  Financial Statements and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

4.5.1

Master Servicing and Trust Agreement, dated as of December 1, 2005, among GS Mortgage Securities Corp., as depositor, Wells Fargo Bank, N.A., as securities administrator and master servicer, JPMorgan Chase Bank, National Association, as custodian, and U.S. Bank National Association, as Trustee

4.5.2

Standard Terms to Master Servicing and Trust Agreement (December 2005 Edition)

4.5.3

Trust Agreement Supplement, dated as of December 1, 2005, among GS Mortgage Securities Corp., as depositor, Wells Fargo Bank, N.A., as securities administrator and master servicer, and U.S. Bank National Association, as Trustee

4.6

Form of Publicly Offered Certificate

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GS MORTGAGE SECURITIES CORP.

By:      /s/ Michelle Gill

      Name: Michelle Gill

      Title: Vice-President

Dated:  December 29, 2005

EXHIBIT INDEX

Exhibit No.	Description	Page No.
4.5.1

Master Servicing and Trust Agreement, dated as of December 1, 2005, among GS Mortgage Securities Corp., as depositor, Wells Fargo Bank, N.A., as securities administrator and master servicer, JPMorgan Chase Bank, National Association, as custodian, and U.S. Bank National Association, as Trustee

4.5.2	Standard Terms to Master Servicing and Trust Agreement (December 2005 Edition)
4.5.3

Trust Agreement Supplement, dated as of December 1, 2005, among GS Mortgage Securities Corp., as depositor, Wells Fargo Bank, N.A., as securities administrator and master servicer, and U.S. Bank National Association, as Trustee

4.6	Form of Publicly Offered Certificate